INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Common Stock — 94.4%

COMMUNICATION SERVICES — 10.6%

309,137	Metro-Goldwyn-Mayer, Inc. (a)(b)	31,709,728

132,801	TerreStar Corporation (a)(b)(c)(d)(e)	43,282,502

		74,992,230

ENERGY — 0.3%

368,680	Fieldwood Energy LLC (b)	—

744,992	NextDecade Corp. (b)(f)	1,989,129

40	Transocean (b)	142

		1,989,271

FINANCIAL — 0.0%

47,996	American Banknote Corp. (c)(d)	71,514

HEALTHCARE — 1.6%

309,400	Aerie Pharmaceuticals, Inc. (b)(f)	5,528,978

341,350	Heron Therapeutics, Inc. (b)(f)	5,533,283

50,000	Paratek Pharmaceuticals, Inc. (b)(f)	353,000

		11,415,261

INDUSTRIALS — 0.2%

8	Pendrell Corp. (b)	1,280,000

MATERIALS — 0.3%

64,000	Loma Negra Cia Industrial Argentina ADR (b)(f)	405,120

356,875	MPM Holdings, Inc. (b)	1,784,375

		2,189,495

REAL ESTATE — 24.3%

667,680	Allenby (b)(c)(d)(e)	—

2,232,172	Claymore (b)(c)(d)(e)	—

293,449	Cresud SACIF y A ADR (b)	1,531,805

13,571,131	NexPoint Hospitality Trust (c)(d)(e)	4,885,607

131,663,561	NexPoint Real Estate Capital (c)(d)(e)	63,580,334

84,919	NexPoint Residential Trust , REIT(e)(f)	3,885,672

86,369	NexPoint Storage Partners, Inc. (c)(d)	91,851,099

204,917	Postal Realty Trust, Class A , REIT(f)	3,520,474

1,763,581	United Development Funding IV , REIT(b)(c)(d)(e)	2,028,118

		171,283,109

REAL ESTATE INVESTMENT TRUST — 57.0%

1,785,337	IQHQ, Inc. (b)(c)(d)	29,654,448

190,736,205	NexPoint Real Estate Opportunities, LLC, REIT(c)(d)(e)	196,286,628

1,235,369	NHF TRS, LLC (c)(d)	176,715,315

		402,656,391

UTILITIES — 0.1%

327,750	Central Puerto ADR (b)(f)	740,715

6,477	Vistra Energy Corp. (f)	114,513

		855,228

	Total Common Stock (Cost $854,805,553)	666,732,499

Shares		Value ($)
LLC Interest — 19.3%

3,247,510	NexPoint Real Estate Finance Operating Partnership, L.P.(e)	60,338,730

397,240	NREF OP I, L.P.(b)(e)	7,380,714

40,322,605	SFR WLIF I, LLC(c)(d)(e)	36,923,410

26,968,904	SFR WLIF II, LLC(c)(d)(e)	24,843,754

7,708,491	SFR WLIF III, LLC(c)(d)(e)	7,108,770

	Total LLC Interest (Cost $147,818,509)	136,595,378

U.S. Senior Loans (g) — 3.8%

COMMUNICATION SERVICES — 3.8%

488,331	TerreStar Corporation, Term Loan, 02/28/22 (c)(d)(e)	488,331

24,954,827	TerreStar Corporation, Term Loan A, cash/0% PIK 02/25/22 (c)(d)(e)	24,954,828

585,180	TerreStar Corporation, Term Loan C, cash/0% PIK 02/25/30 (c)(d)(e)	585,180

246,732	TerreStar Corporation, Term Loan H, 02/28/22 (c)(d)(e)	246,732

264,448	TerreStar Corporation, Term Loan, 1st Lien, 02/28/22 (c)(d)(e)	264,448

		26,539,519

GAMING/LEISURE — 0.0%

8,264,193	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, 05/30/19 (c)(d)(h)	—

3,856,057	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/21 (c)(d)	163,582

		163,582

UTILITIES — 0.0%

92,329,417	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (i)	151,244

		151,244

	Total U.S. Senior Loans (Cost $37,217,172)	26,854,345

Preferred Stock — 3.7%

FINANCIAL — 0.1%

1,200	Brentwood CLO, Ltd. (c)(d)(j)	588,000

REAL ESTATE — 3.6%

18,508	Creek Pine Holdings, LLC, REIT 10.25%(b)(c)(d)(k)	25,765,838

REAL ESTATE INVESTMENT TRUST — 0.0%

86,294	RAIT Financial Trust, REIT 8.88%(c)(d) (k)	—

	Total Preferred Stock (Cost $20,471,405)	26,353,838

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Sovereign Bonds — 1.0%

19,401,164	Argentine Republic Government International Bond, 0.13%, 07/09/41	6,736,860

75,736	1.00%, 07/09/29	27,392

	Total Sovereign Bonds (Cost $8,701,981)	6,764,252

Warrants — 0.5%

ENERGY — 0.0%

4,071	Arch Resources, Expires 10/08/2023(b)	4

INDUSTRIALS — 0.3%

8,371,900	American Airlines Group, Inc., Expires (b)	1,883,678

INFORMATION TECHNOLOGY — 0.2%

179,322	Avaya Holdings, Expires 12/18/2022(b)	1,463,268

	Total Warrants (Cost $251,697)	3,346,950

Collateralized Loan Obligations — 0.4%

635,386	Highland Loan Funding, Series 1A 4.84%, 8/1/2021 (c)(d)	585,699

3,642,616	Highland Park CDO I, Series 2006-1A, Class B VAR LIBOR USD 3 Month+0.550%, 0.74%, 11/25/2051 (l)	2,221,996

	Total Collateralized Loan Obligations (Cost $2,188,608)	2,807,695

Rights — 0.3%

Utilities — 0.3%

1,624,994	Texas Competitive Electric Holdings Co., LLC (b)	1,863,868

	Total Rights (Cost $5,000,539)	1,863,868

Corporate Bonds & Notes — 0.2%

COMMUNICATION SERVICES — 0.0%

26,446	iHeartCommunications, Inc. 6.38%, 05/01/26	28,115

49,013	8.38%, 05/01/27	52,689

		80,804

ENERGY — 0.0%

18,439,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (c)(d)(h)(l)	—

681	Sable Permian Resources Land 7.38%, 11/01/21 (h)(l)	7

		7

REAL ESTATE — 0.2%

2,000,000	CBL & Associates 5.95%, 12/15/26 (h)	1,149,390

Shares		Value ($)
Corporate Bonds & Notes (continued)

UTILITIES — 0.0%

5,000,000	Texas Competitive Electric Holdings Co., LLC 11.50%, 10/01/20 (h)(i)	7,500

	Total Corporate Bonds & Notes (Cost $17,376,145)	1,237,701

Foreign Corporate Bonds & Notes — 0.0%

NETHERLANDS — 0.0%

93,180,354	Celtic Pharma Phinco BV, 17.00%, (c)(d)(h)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Convertible Bond — 0.0%

HEALTH CARE — 0.0%

350,000	Paratek Pharmaceuticals 4.75%, 05/01/24	316,532

	Total Convertible Bonds (Cost $275,584)	316,532

Cash Equivalents — 0.5%

MONEY MARKET FUND(m) — 0.5%

3,895,290	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.020%	3,895,290

	Total Cash Equivalents (Cost $3,895,290)	3,895,290

Total Investments—124.1%		876,768,348

(Cost $1,160,257,009)

Securities Sold Short— (0.2)%

Common Stock — (0.2)%

INFORMATION TECHNOLOGY — (0.2)%

(5,440)	Coupa Software (n)	(1,384,371)

	Total Common Stock (Proceeds $1,530,648)	(1,384,371)

	Total Securities Sold Short - (0.2)% (Proceeds $1,530,648)	(1,384,371)

Other Assets & Liabilities, Net - (23.9)%(o)		(168,993,801)

Net Assets - 100.0%		706,390,176

INVESTMENT PORTFOLIO (unaudited)(concluded)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

(a)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board. Additional Information regarding such securities follows:’

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stock	12/20/2021	$13,929,926	$31,709,728	4.49%
TerreStar Corporation	Common Stock	3/16/2018	34,089,464	43,282,502	6.13

(b)	Non-income producing security.

(c)

Securities with a total aggregate value of $730,874,137, or 103.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $730,874,137, or 103.5% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2021. Please see Notes to Financial Statements.

(e)	Affiliated issuer. Assets with a total aggregate fair value of $477,083,757, or 67.5% of net assets, were affiliated with the Fund as of March 31, 2021.

(f)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $28,807,745.

(g)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of March 31, 2021, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(h)	The issuer is, or is in danger of being, in default of its payment obligation.
(i)	Represents value held in escrow pending future events. No interest is being accrued.

(j)	There is currently no rate available.

(k)	Perpetual security with no stated maturity date.

(l)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At March 31, 2021, these securities amounted to $2,222,003 or 0.3% of net assets.

(m)	Rate shown is 7 day effective yield.

(n)	No dividend payable on security sold short.

(o)	As of March 31, 2021, $1,384,371 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

ADR — American Depositary Receipt

CDO — Collateralized Debt Obligation

CLO — Collateralized Loan Obligation

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

PIK — Payment-in-Kind

REIT — Real Estate Investment Trust

USD — U.S. Dollar

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	NexPoint Strategic Opportunities Fund

Organization

NexPoint Strategic Opportunities Fund (the “Company”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the year ended December 31, 2020. The Company trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Company may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Company commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of Highland Capital Management Company Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Company.

On October 25, 2019, the Board of the Fund authorized the repurchase of up to $25 million of the Fund’s shares over a six-month period. Under this program, the Fund repurchased 414,604 shares through April 2020, at an average price of $8.67, for a total investment of $3.6 million. Upon retirement of the repurchased shares, the net asset value was $6.8 million, or $16.61 per share.

On April 24, 2020, the Company’s Board of Trustees (the “Board”) authorized the repurchase of up to 10% of the Company’s shares over a twelve-month period. Under this program, the Company repurchased 98,600 shares through December 31, 2020, at an average price of $10.18, for a total investment of $1.0 million. Upon retirement of the repurchased shares, the net asset value was $1.8 million, or $17.51 per share. The Company’s share repurchase program was superseded as of October 13, 2020, when the Board approved the Exchange Offer (defined below).

On August 28, 2020, shareholders of the Company approved a proposal to convert the Company into a real estate investment trust (a “REIT”) and amended the Company’s fundamental investment policies and restrictions to permit the Company to pursue its new business. The Company is in the process of realigning its portfolio so that it is no longer an investment company under the 1940 Act and continues to expect the Company to be able to transition its investment portfolio sufficient to qualify as a REIT for tax purposes by the first quarter of 2021. NexPoint expects to apply to the SEC for an order under the 1940 Act declaring that the Company has ceased to be an investment company in the first quarter of 2021.

On October 30, 2020, the Company announced the commencement of a tender offer to purchase the Company’s common shares (“Common Shares”) in exchange for consideration consisting of approximately 20% cash and 80% newly-issued 5.50% Series A Cumulative Preferred Shares, liquidation preference $25.00 per share (“Series A Preferred Shares”) (collectively, the “Exchange Offer”). The Exchange Offer expired on January 4, 2021.

Valuation of Investments

In computing the Company’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Company’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Company’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Company has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Company’s NAV, will be valued by the Company at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	NexPoint Strategic Opportunities Fund

factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Company’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Company’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Company. The NAV shown in the Company’s financial statements may vary from the NAV published by the Company as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Company’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2021, the Company’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, and securities sold short. The fair value of the Company’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	NexPoint Strategic Opportunities Fund

Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Company’s common stocks, preferred stocks, exchange-traded funds, other registered investment companies and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Company’s real estate investments include equity interests in limited liability companies and equity issued by REITs that invest in commercial real estate. The fair value of real estate invest- ments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Company has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are prices at their acquisition cost, and assess for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Company may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Company’s assets as of September 30, 2020 is as follows:

	Total value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

NexPoint Strategic Opportunities Fund

Assets

Common Stock

Communication Services	$74,992,230	$–	$31,709,728	$43,282,502

Energy	1,989,271	1,989,271	–	–

Financial	71,514	–	–	71,514

Healthcare	11,415,261	11,415,261	–	–

Industrials	1,280,000	–	1,280,000	–

Materials	2,189,495	405,120	1,784,375	–

Real Estate	171,283,109	8,937,951	–	162,345,158

Real Estate Investment Trust	402,656,391	–	–	402,656,391

Utilities	855,228	855,228	–	–

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	NexPoint Strategic Opportunities Fund

	Total value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

LLC Interest	$136,595,378	$–	$67,719,444	$68,875,934

U.S. Senior Loans

Communication Services	26,539,519	–	–	26,539,519

Gaming/Leisure	163,582	–	–	163,582

Utilities	151,244	–	151,244	–

Preferred Stock

Financial	588,000	–	–	588,000

Real Estate	25,765,838	–	–	25,765,838

Real Estate Investment Trust	–	–	–	–

Sovereign Bonds	6,764,252	–	6,764,252	–

Warrants

Energy	4	–	4	–

Industrials	1,883,678	–	1,883,678	–

Information Technology	1,463,268	–	1,463,268	–

Collateralized Loan Obligations	2,807,695	–	2,221,996	585,699

Rights

Utilities	1,863,868	–	1,863,868	–

Corporate Bonds & Notes

Communication Services	80,804	–	80,804	–

Energy	7	–	7	–

Real Estate	1,149,390	–	1,149,390	–

Utilities	7,500	–	7,500	–

Foreign Corporate Bonds & Notes

Netherlands	–	–	–	–

Convertible Bonds	316,532	–	316,532	–

Cash Equivalents	3,895,290	3,895,290	–	–

Total Assets	876,768,348	27,498,121	118,396,090	730,874,137

Liabilities

Securities Sold Short

Common Stock

Information Technology	(1,384,371)	(1,384,371)	–	–

Total Liabilities	(1,384,371)	(1,384,371)	–	–

Total	$875,383,977	$26,113,750	$118,396,090	$730,874,137

(1)	Security with zero value.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended March 31, 2021.

	Balance as of December 31, 2020	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ Losses	Change in Unrealized Gains/(Losses)	Net Purchases	Net (Sales)	Distribution to Return of Capital	Balance as of March 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments at March 31, 2021
NexPoint Strategic Opportunities Fund

U.S. Senior Loan

Communication Services	$25,824,939	$-	$-	$-	$-	$714,580	$-	$-	$-	$26,539,519	$671,040

Gaming/Leisure	13,884,722	-	-	-	-	(13,721,140)	-	-	-	163,582	(17,814,693)

Metals & Materials	-	-	-	-	-	-	-	-	-	-	(1,118,873)

Real Estate	34,721,607	-	-	-	-	(34,721,607)	-	-	-	-	(34,721,607)

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	NexPoint Strategic Opportunities Fund

	Balance as of December 31, 2020	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ Losses	Change in Unrealized Gains/(Losses)	Net Purchases	Net (Sales)	Distribution to Return of Capital	Balance as of March 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments at March 31, 2021

Corporate Bonds & Notes

Energy	$-(1)	$-	$-	$-	$-	$-	$-	$-	$-	$-(1)	$1,272,291

Warrant

Industrials	-	-	-	-	-	-	-	-	-	-	1,078

Preferred Stock

Financial	41,304,066	-	-	-	-	(40,716,066)	-	-	-	588,000	(34,112,379)

Real Estate	25,149,799	-	-	-	-	616,039	-	-	-	25,765,838	(3,141,124)

Real Estate Investment Trust	-(1)	-	-	-	-	-	-	-	-	-(1)	(2,566,724)

LLC Interest

Real Estate	153,742,923	-	-	-	6,332,096	652,514	-	(91,851,599)	-	68,875,934	6,415,991

Collateralized Loan Obligations	4,623,353	-	-	-	-	(4,037,654)	-	-	-	585,699	(3,090,261)

Common Stock

Communication Services	43,813,706	-	-	-	-	(531,204)	-	-	-	43,282,502	(7,536,457)

Financial	51,366,085	-	-	-	-	(51,294,571)	-	-	-	71,514	(58,576,220)

Gaming/Leisure	2,259,265	-	-	-	-	(2,259,265)	-	-	-	-	(4,518,530)

Materials	-	-	-	-	-	-	-	-	-	-	(1,070,363)

Real Estate	70,541,460	-	-	-	-	(79,946)	91,883,644	-	-	162,345,158	84,285,742

Real Estate Investment Trust	185,772,302	-	-	-	-	(140,700,151)	357,584,240	-	-	402,656,391	(129,094,762)

Utilities	-(1)	-	-	-	-	-	-	-	-	-(1)	-

Foreign Corporate Bonds & Notes

Netherlands	-(1)	-	-	-	-	-	-	-	-	-(1)	-

Total	$653,004,227	$-	$-	$-	$6,332,096	$(286,078,471)	$449,467,884	$(91,851,599)	$-	$730,874,137	$(204,715,851)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at March 31, 2021	Valuation Technique	Unobservable Inputs	Input Value(s)

Common Stock	$608,355,565	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.09 - $0.95

			Multiple of EBITDA	3.00x-8.00x

		Discounted Cash Flow	Discount Rate	7.25% - 22.0%

		Transaction Indication of Value	Enterprise Value ($mm)	$771.0

			Subscription Price per Share	$16.61

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	NexPoint Strategic Opportunities Fund

Category	Market Value at March 31, 2021	Valuation Technique	Unobservable Inputs	Input Value(s)

			Cost Price Per Share	$1,063.47

			Tender Offer	$1.10

		Direct Capitalization Method	Capitalization Rates	5.75% - 9.5%

		Net Asset Value	N/A	N/A

Preferred Stock	$26,353,838	Discounted Cash Flow	Discount Rate	11.0%

		Third Party Indication of Value	Broker Quote	Various

U.S. LLC Interest	68,875,934	Discounted Cash Flow	Discount Rate	1.81% - 5.93%

		Net Asset Value	N/A	N/A

U.S. Senior Loans	26,703,101	Discounted Cash Flow	Discount Rate	11.0%

		Transaction Indication of Value	Net purchase price ($mm)	$7.00

Collateralized Loan Obligation	585,699	Discounted Cash Flow	Discount Rate	9.1%

Total	$ 730,874,137

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Company assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of March 31, 2021. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Company’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, illiquidity discount, discount rate, capitalization rate, and transaction price. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable input uses in the fair value measurement of the Company’s preferred stock assets are the discount rate and broker quotes. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Company’s LLC interests is the discount rate. A significant decrease (increase) in this input in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Company’s bank loan securities are: discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Company considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Company also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Company expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	NexPoint Strategic Opportunities Fund

The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insures limits under the Federal Deposit Insurance Corporation (“FDIC”).

Securities Sold Short

The Company may sell securities short. A security sold short is a transaction in which the Company sells a security it does not own in anticipation that the market price of that security will decline. When the Company sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Company may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Company may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Company.

When securities are sold short, the Company intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Company may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Company will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Company exceeds 25% of the value of its total assets. The Company may make short sales “against the box” without respect to such limitations.

Derivative Transactions

The Company is subject to interest rate risk in the normal course of pursuing its investment objectives. The Company enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Company may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Company may hold options, write option contracts, or both.

If an option written by the Company expires unexercised, the Company realizes on the expiration date a capital gain equal to the premium received by the Company at the time the option was written. If an option purchased by the Company expires unexercised, the Company realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Company desires. The Company will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Company will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Company may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	NexPoint Strategic Opportunities Fund

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of September 30, 2020.

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2021	Shares at March 31, 2021	Affiliated Income
Majority Owned, Not Consolidated

NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	147,179,635	$156,117,854	$45,445,108	$(45,445,108)	$-	$-	$40,168,774	$196,286,628	190,736,205	$-

NexPoint Real Estate Capital	131,663,561	63,627,732	-	-	-	-	(47,398)	63,580,334	131,663,561	-
Specialty Financial Products, Ltd. (Common Stocks)	48,258,624	51,294,091	1,468,845	(48,965,203)	-	-	(3,797,733)	-	-	-

Other Affiliates			-	-	-	-

SFR WLIF I, LLC	40,322,605	32,828,649	-	-	-	-	4,094,761	36,923,410	40,322,605	794,883

SFR WLIF II, LLC	26,968,904	22,089,420	-	-	-	-	2,754,334	24,843,754	26,968,904	534,850

SFR WLIF III, LLC	7,708,491	6,973,255	-	-	-	-	135,515	7,108,770	7,708,491	100,706
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	11,763,530	16,021,295	-	(85,518,664)	-	-	69,497,369	-	-	-

NexPoint Residential Trust, Inc.	84,300	3,566,733	28,948	(4,991)	-	-	294,982	3,885,672	84,919	5,259

NexPoint Hospitality Trust	13,571,131	4,885,607	-	-	-	-	-	4,885,607	13,571,131	-

NREF OP I REIT	397,240	6,562,400	-	-	-	-	818,314	7,380,714	397,240	-

JCAP Holdco, LLC	86,369	91,851,599	-	(91,851,599)	-	6,332,096	(6,332,096)	-	-	-
NexPoint Real Estate Finance Operating Partnership, L.P.	3,247,510	53,648,860	-	-	-	-	6,689,870	60,338,730	3,247,510	1,701,463
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	25,957,740	69,638,645	714,580	(714,580)	-	-	183,375	69,822,020	26,672,319	714,580

United Development Funding IV	1,763,581	2,028,118	-	-	-	-	-	2,028,118	1,763,581	-
Other Controlled			-	-	-

Allenby (Common Stocks)	663,296	1	8,768	(4,384)	-	-	(4,385)	-	667,680	-

Claymore (Common Stocks)	2,204,511	2	55,322	(27,661)	-	-	(27,663)	-	2,232,172	-
NREO Special Purpose LLC, Tranche A Term Loan, 1st Lien (U.S. Senior Loan)	34,721,607	34,721,607	4,000,000	(34,721,607)	-	-	(4,000,000)	-	-	602,326

Total	496,562,635	$615,855,868	$51,721,571	$(307,253,797)	$-	$6,332,096	$110,428,019	$477,083,757	446,036,318	$4,454,066

For more information with regard to significant accounting policies, see the most recent semi-annual report filed with the U.S. Securities and Exchange Commission.